May 11, 2017

1789 Growth and Income Fund
Class P Shares (PSEPX)
 Class A Shares (PSEAX)
 Class C Shares (PSECX)

a series of Pinnacle Capital Management Funds Trust

Supplement to Summary Prospectus, Prospectus
and Statement of Additional Information ("SAI")
dated February 28, 2017

On or about June 28, 2017, all existing Class A Shares of the 1789 Growth and Income Fund (the “Fund”), will be converted into Class P Shares of the Fund (the “Conversion”) irrespective of whether the shareholder’s Class A Shares meets the eligible purchaser requirements for Class P Shares, as disclosed in the Fund’s prospectus. The shareholders will not incur any Conversion costs. Following the Conversion, shareholders that had their Class A Shares converted into Class P Shares will benefit from lower total annual fund operating expenses (i.e., Class P Share's total annual fund operating expenses are 1.08% versus 1.33% for Class A Shares). Upon the Conversion, all references to Class A shares will be removed from the summary prospectus, prospectus, and SAI and the Fund will offer only two classes of shares: Class P and Class C.

There are no tax consequences anticipated with the Conversion, and shareholders do not need to take any action to effect the Conversion. Shareholders should consult with their own tax advisers to ensure proper treatment on their income tax returns.

Existing Class A shareholders may continue to purchase or redeem Class A Shares on each business day until the Conversion.

In addition, effective immediately, the minimum investment amount for Class P and Class C shares of the Fund and the eligible purchaser requirements for Class P may be waived by the Fund or the Adviser.

Also effective immediately, the Fund’s redemption fee no longer applies to Class C shares and the Fund or the Adviser may waive the redemption fee for Class P shares.

If you have any questions regarding the Fund, please call 1-888-229-9448.

Investors Should Retain this Supplement for Future Reference